UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2011

NEWS OF CHINA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52276	98-0471083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Delaware Intercorp, Inc., 113 Barksdale Professional Center, Newark, DE 19711
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (450) 443-1153

1855 Talleyrand, Suite 203A, Brossard, Quebec, Canada, J4W 2Y9
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant

(a) On July 15, 2011, the board of directors of News of China Inc. dismissed RSM Richter Chamberland LLP (“RSM Richter”);, as our principal independent accountant. On July 26, 2011, we engaged GBH CPAs, PC as our principal independent accountant.

RSM Richter’s report on our financial statements for each of the two fiscal years ended June 30, 2009 and June 30, 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

During our fiscal years ended June 30, 2009 and June 30, 2010 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with RSM Richter on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of RSM Richter, would have caused RSM Richter to make reference to the subject matter of the disagreement(s) in connection with its report.

During our fiscal years ended June 30, 2009 and June 30, 2010 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided RSM Richter with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which he does not agree. A copy of the letter provided by RSM Richter is attached as an exhibit to this Current Report on Form 8-K.

(b) During our fiscal years ended June 30, 2009 and June 30, 2010 and in the subsequent interim period through the date of appointment of GBH on July 26, 2011, we have not consulted with GBH regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, nor has GBH provided to our company a written report or oral advice that GBH concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with GBH regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from RSM Richter Chamberland LLP dated October 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS OF CHINA INC.

By:
/s/ Chenxi Shi
Chenxi Shi
President and Director

October 11, 2011